                          ANNUAL REPORT / JULY 31 1999

                             AIM HIGH YIELD FUND II

                          [Art work for High Yield II]


                            [AIM LOGO APPEARS HERE]

                       [ART WORK FOR HIGH YIELD FUND II]

                      -------------------------------------

                       LANDSCAPE AT AUVERS AFTER THE RAIN

                     BY VINCENT VAN GOGH (1853-1890, DUTCH)

             VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A

            SMALL VILLAGE NORTH OF PARIS, WHERE HE PRODUCED THE LAST

              OF HIS BELOVED PAINTINGS. THIS LANDSCAPE, AMONG HIS

          TRIBUTES TO THE HEALTH AND RESTORATIVE FORCES OF THE FRENCH

           COUNTRYSIDE, IS A FITTING EMBLEM FOR THE GROWTH POTENTIAL

                        OF AIM'S NEWEST HIGH-YIELD FUND.

                      -------------------------------------

AIM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of publicly traded non-investment grade debt securities. The fund will also consider the possibility of capital growth when it buys and sells securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund II performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because the fund has been offered for less than one year, all total return figures reflect cumulative total returns that have not been annualized.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o Had the advisor not absorbed fund expenses, the 30-day SEC yield as of July 31, 1999 would have been 9.36%, 9.07% and 9.07% for Class A, Class B and Class C shares, respectively.
o The fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman High Yield Bond Index is an unmanaged composite generally considered representative of high-yield debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper High Yield Bond Index represents an average of the performance of the 30 largest high-yield funds charted by Lipper, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
             INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
              RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
     THE FUND       the testing of all of our mission-critical systems.
   APPEARS HERE]        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      -------------------------------------

                                  THE FINANCIAL

                             INDUSTRY HAS BEEN SEEN

                                 AS A LEADER IN

                                  PLANNING FOR

                              YEAR 2000 CONCERNS.

                      -------------------------------------


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / MANAGERS' OVERVIEW




FUND POSTS IMPRESSIVE RETURNS DESPITE
DIFFICULT HIGH-YIELD MARKET

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED JULY 31, 1999?
We are pleased to report that the fund posted very impressive returns during the reporting period despite a difficult high-yield market environment. Cumulative total return at net asset value, that is, without the effect of sales charges, from inception on September 30, 1998 to July 31, 1999, was 22.39% for Class A shares. The fund's Class A shares' performance outpaced the 4.79% return of the Lehman High Yield Bond Index and the 7.16% gain by the Lipper High Yield Bond Index for the same period. The fund's Class B and Class C shares returned at net asset value 13.03% and 12.93%, respectively, from their inception on November 20, 1998 to July 31, 1999.
    Although the high-yield market in general lagged during the fiscal year, the fund continued to provide extremely attractive current income. As of July 31, 1999, the fund's 30-day SEC yield was 9.98% for Class A shares and 9.72% for Class B and Class C shares. By comparison, the yield on the benchmark 30-year U.S. Treasury bond was just 6.10%.
    AIM's newest high-yield fund continued to attract investor interest. Net assets under management more than tripled during the last six months for a total of $59.1 million on July 31.

WHAT WERE THE MAJOR TRENDS IN FIXED-INCOME MARKETS DURING THE REPORTING PERIOD? Bond performance was generally disappointing for the reporting period. This poor performance stemmed from heightened concerns that the Federal Reserve Board (the
Fed) would raise interest rates to slow economic growth and combat inflation. These concerns surfaced early in 1999 after economic data showed that the U.S. gross domestic product continued to expand at a blistering pace. But the primary catalyst for concerns about a Fed rate hike was the dramatic and unexpected rise in the inflation rate in April.
    Uncertainty regarding the extent to which the Fed might raise interest rates eroded bond prices in May and June, sending their yields higher. On June 30, the Fed raised the federal funds rate from 4.75% to 5%. Initially, the Fed's decision was well received and sparked a relief rally. However, later in July, as the possibility of higher inflation loomed and Fed chairman Alan Greenspan hinted at the potential for more rate tightenings, bond markets began to falter.

HOW DID HIGH-YIELD BONDS FARE IN THIS MARKET ENVIRONMENT?
High-yield bonds have been in a challenging market environment. Since late 1998, a convergence of factors has led to the decline in high-yield bond prices. A succession of global economic crises and political controversy in the United States at the beginning of the fiscal year caused investors to favor the safest and most liquid investment classes. This shift in investor sentiment occurred at the expense of high-yield bonds.
    When bond markets started to recover in late 1998, riskier assets once again outperformed higher-quality issues as bond issuers compensated investors for taking on more risk. During this time, emerging-markets debt and high-yield securities were among the better-performing segments of the bond market. High-yield bonds also generally outperform other fixed-income assets when interest rates rise because these bonds usually have higher coupons and shorter durations, which make them less sensitive to interest-rate moves.

PORTFOLIO COMPOSITION

As of 7/31/99, based on total net assets

==================================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
  1. Sterling Chemicals, Inc.        3.48%     1. Telecommunications (Cellular/Wireless)    10.79%
  2. Lodgian Financing Corp.         3.42      2. Telephone                                  8.88
  3. Earthwatch Inc.                 2.96      3. Telecommunications (Long Distance)         5.74
  4. Falcon Products, Inc.           2.95      4. Computers (Software & Services)            4.72
  5. JL French Automotive Casting    2.87      5. Foods                                      4.28
  6. Powertell, Inc.                 2.86      6. Textiles (Apparel)                         3.82
  7. Comstock Resources, Inc.        2.61      7. Chemicals                                  3.48
  8. Vista Eyecare, Inc.             2.61      8. Financial (Diversified)                    3.42
  9. KMC Telecom Holdings, Inc.      2.60      9. Oil & Gas (Exploration & Production)       3.40
 10. Western Gas Resources, Inc.     2.57     10. Metals (Mining)                            3.08

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================


          See important fund and index disclosures inside front cover.


                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / MANAGERS' OVERVIEW




    Despite these positive changes, the high-yield market continued to suffer from lack of investor confidence. Although high-yield bonds performed better than most other types of fixed-income instruments in the first half of the year, investors remained wary of the bonds' riskier nature. This general decline in investor confidence was also fueled by an increase in default rates. Through the first six months of 1999, the default rate for high-yield bonds was 4.5%, compared to 3.4% last year and 2% in 1997.

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS DURING THE REPORTING PERIOD?
We started AIM High Yield Fund II at an advantageous time in 1998. During the high-yield market downturn, we were able to invest in new positions at very attractive levels. Since then, the fund has benefited from a significant rebound in the metals, energy, paper and chemical industries. In a dramatic reversal of trends, sectors that had been hardest hit during the market downturn in 1998 have rebounded the most so far in 1999.
    With a cash position of approximately 5% during the reporting period, the fund continued its trend of opportunistic buying. Volatility in the high-yield market created some exceptional values in profitable sectors, such as the telecommunications and telephone industries. Telecommunications firms continued to benefit from consolidation and from growing investor interest in the new generation of communications spawned by the computer age. At the reporting period's end, these industries were the fund's largest, accounting for more than 25% of total net assets.
    The fund's strong performance was also fueled by its equity holdings, which represented approximately 5% to 6% of total net assets during the reporting period. Since we buy equities of only those companies whose high-yield bonds the fund already owns, we were able to leverage our research effort to increase the fund's gains without incurring additional costs. This small position in equities boosted the fund's total return by approximately 3% to 4% for the reporting period. A notable example in this arena was Nextel Communications, which provides mobile phone service, two-way radio dispatch and paging services to business users. We bought Nextel's common stock in the low $20s back in late 1998 and sold it for approximately $50 after the market rebounded.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
Several economic forces for favorable bond performance are now in place: modest inflationary pressures, full employment, income growth, relatively low interest rates and robust capital formation. By the end of the reporting period, high-yield bonds boasted some excellent values relative to other fixed-income securities. Indeed, even if the prices of high-yield bonds remain low, their yields of about 10%, on average, provide a valuable safety cushion. As fundamentals continue to improve in the next few months, a full recovery in the high-yield market may depend on the time it takes for investors to become comfortable again with the risk-reward profile of this asset class. Although we cannot predict if and when this shift in market sentiment will occur, we believe that AIM High Yield Fund II remains an attractive option for investors looking for high income with some potential of appreciation.

YOUR FUND'S PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND II VS. BENCHMARK INDEXES

9/30/98-7/31/99

In thousands

-------------------------------------------------------------------------
                                                                 LEHMAN
             HIGH YIELD II         LIPPER HIGH YIELD           HIGH YIELD
                                    BOND FUND INDEX            BOND INDEX
-------------------------------------------------------------------------
9/30          $ 9525.00                10000.00                10000.00

10/98           9664.00                 9773.00                 9795.00

11/98          10333.00                10347.00                10201.00

12/98          10334.00                10315.00                10213.00

1/99           10474.00                10501.00                10364.00

2/99           10508.00                10459.00                10303.00

3/99           10822.00                10644.00                10401.00

4/99           11369.00                10919.00                10603.00

5/99           11342.00                10711.00                10460.00

6/99           11519.00                10713.00                10437.00

7/99           11656.00                10716.00                10479.00
=========================================================================

The chart compares your fund's Class A shares to benchmark indexes. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the Lehman High Yield Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper High Yield Bond Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your fund performed compared to these benchmarks.
================================================================================

CUMULATIVE TOTAL RETURNS

As of 7/31/99, including sales charges

CLASS A SHARES
Since Inception (9/30/98)                  16.56%

CLASS B SHARES
Since Inception (11/20/98)                  8.03%

CLASS C SHARES
Since Inception (11/20/98)                 11.93%

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.


                             AIM HIGH YIELD FUND II

SCHEDULE OF INVESTMENTS

July 31, 1999

                                      PRINCIPAL      MARKET
                                       AMOUNT         VALUE
NON-CONVERTIBLE BONDS &
  NOTES-85.88%

AIRLINES-1.71%

Dunlop Standard Aero Holdings, Sr.
  Notes, 11.875%, 05/15/09(a)        $   990,000   $ 1,012,275
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.87%

JL French Automotive Castings,
  Inc., Sr. Sub. Notes, 11.50%,
  06/01/09(a)                          1,670,000     1,695,050
--------------------------------------------------------------

CHEMICALS-3.48%

Sterling Chemicals, Inc., Sec.
  Notes, 12.375%, 07/15/06(a)          2,000,000     2,055,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-2.52%

Key Plastics Holdings, Inc., Series
  B Sr. Sub. Notes, 10.25%,
  03/15/07                             1,540,000     1,488,011
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.66%

Cybernet Internet Services
  International, Inc., Notes,
  14.00%, 07/01/09(a)                  1,000,000     1,007,500
--------------------------------------------------------------
Earthwatch Inc., Sr. Disc. Notes,
  13.00%, 07/15/07 (Acquired
  07/07/99; Cost $1,711,525)(b)(c)     2,500,000     1,749,891
--------------------------------------------------------------
                                                     2,757,391
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.30%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                               750,000       768,750
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.42%

Lodgian Financing Corp., Sr. Sub.
  Notes, 12.25%, 07/15/09(a)           2,000,000     2,020,000
--------------------------------------------------------------

FOODS-4.28%

Vlasic Foods International, Inc.,
  Sr. Sub. Notes, 10.25%,
  07/01/09(a)                          1,500,000     1,458,744
--------------------------------------------------------------
Volume Services America Inc., Sr.
  Sub. Notes, 11.25%, 03/01/09(a)      1,000,000     1,070,000
--------------------------------------------------------------
                                                     2,528,744
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.41%

Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                             1,500,000     1,424,972
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.77%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                             1,000,000     1,045,000
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.37%

Harborside Healthcare, Sr. Unsec.
  Gtd. Disc. Sub. Notes, 11.00%,
  08/01/08(c)                          2,000,000       809,527
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%

DJ Orthopedics, LLC, Sr. Sub.
  Notes, 12.625%, 06/15/09(a)        $ 1,000,000   $   970,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.76%

Team Health, Inc., Sr. Sub. Notes,
  12.00%, 03/15/09(a)                  1,010,000     1,037,775
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-2.95%

Falcon Products, Inc., Sr. Sub.
  Notes, 11.375%, 06/15/09(a)          1,750,000     1,745,625
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.54%

Marvel Enterprises, Inc., Sr.
  Notes, 12.00%, 06/15/09(a)             910,000       912,275
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.62%

Anthony Crane Rentals LP, Series B
  Sr. Unsec. Gtd. Notes, 10.375%,
  08/01/08                             1,000,000       960,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.53%

First Wave Marine, Inc., Sr. Unsec.
  Gtd. Notes, 11.00%, 02/01/08         1,000,000       904,990
--------------------------------------------------------------

METALS MINING-3.08%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Gtd. Yankee
  Notes, 11.00%, 12/01/07              1,000,000       904,978
--------------------------------------------------------------
Doe Run Resources Corp. (The),
  Series B Sr. Unsec. Gtd. Notes,
  11.25%, 03/15/05                     1,000,000       914,960
--------------------------------------------------------------
                                                     1,819,938
--------------------------------------------------------------

NATURAL GAS-2.57%

Western Gas Resources, Inc., Sr.
  Sub. Notes, 10.00%, 06/15/09(a)      1,500,000     1,522,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.68%

Global Imaging Systems Inc., Sr.
  Sub. Notes, 10.75%, 02/15/07(a)      1,000,000       995,000
--------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-1.73%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09       1,000,000     1,025,000
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.61%

Comstock Resources, Inc., Sr.
  Notes, 11.25%, 05/01/07(a)           1,500,000     1,545,000
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.65%

American Tissue Inc., Sr. Sec.
  Notes, 12.50%, 07/15/06(a)           1,000,000       974,992
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.78%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                     1,000,000     1,055,000
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                       AMOUNT         VALUE
RAILROADS-1.26%

Railworks Corp., Sr. Sub. Notes,
  11.50%, 04/15/09(a)                $   750,000   $   745,313
--------------------------------------------------------------

RETAIL (SPECIALTY)-2.61%

Vista Eyecare, Inc., Series B Sr.
  Unsec. Gtd. Notes, 12.75%,
  10/15/05                             1,600,000     1,543,989
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.74%

Avis Rent A Car, Inc., Sr. Sub.
  Notes, 11.00%, 05/01/09(a)           1,000,000     1,027,500
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-6.81%

KMC Telecom Holdings, Inc., Sr.
  Notes, 13.50%, 05/15/09(a)           1,500,000     1,537,500
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Unsec. Disc. Notes, 12.125%,
  04/15/08(c)                          1,500,000       798,381
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(c)           2,000,000     1,692,483
--------------------------------------------------------------
                                                     4,028,364
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.63%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc. Yankee
  Notes, 10.80%, 05/15/09(c)           2,500,000     1,374,907
--------------------------------------------------------------
Interamericas Communications, Sr.
  Notes, 14.00%, 10/27/07              1,000,000       772,461
--------------------------------------------------------------
                                                     2,147,368
--------------------------------------------------------------

TELEPHONE-8.27%

Alestra S.A. (Mexico), Sr. Notes,
  12.625%, 05/15/09(a)                 1,500,000     1,413,750
--------------------------------------------------------------
Logix Communications Enterprises,
  Inc., Sr. Unsec. Notes, 12.25%,
  06/15/08                             1,295,000     1,155,771
--------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes,
  15.00%, 07/01/08                     1,270,000     1,311,275
--------------------------------------------------------------
United Pan-Europe Communications,
  N.V. (Netherlands), Sr. Notes,
  10.875%, 08/01/09(a)                 1,000,000     1,007,500
--------------------------------------------------------------
                                                     4,888,296
--------------------------------------------------------------

TEXTILES (APPAREL)-3.82%

Perry Ellis International Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.25%,
  04/01/06(a)                          1,250,000     1,275,000
--------------------------------------------------------------
St. John Knits, Inc., Sr. Sub.
  Notes, 12.50%, 07/01/09(a)           1,000,000       982,500
--------------------------------------------------------------
                                                     2,257,500
--------------------------------------------------------------

WASTE MANAGEMENT-1.81%

Allied Waste North America, Sr. Sub
  Notes, 10.00%, 08/01/09(a)           1,070,000     1,067,325
--------------------------------------------------------------
    Total Non-Convertible Bonds &
      Notes (Cost $50,555,340)                      50,778,470
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-8.12%

COMPUTERS (SOFTWARE &
  SERVICES)-0.06%

Cybernet Internet Services
  International, Inc.(d)                   2,000   $    33,750
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.18%

King Pharmaceuticals, Inc.(d)              4,000       108,500
--------------------------------------------------------------

HOMEBUILDING-0.19%

Schuler Homes, Inc.(d)                    15,000       110,625
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.20%

Pride International, Inc.(d)              10,000       118,750
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.79%

Chesapeake Energy Corp.(d)                40,000       152,500
--------------------------------------------------------------
Comstock Resources, Inc.(d)               20,000        90,000
--------------------------------------------------------------
Forest Oil Corp.(d)                        6,000        89,250
--------------------------------------------------------------
Pogo Producing Co.                         7,000       133,437
--------------------------------------------------------------
                                                       465,187
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.98%

Clearnet Communications, Inc.(d)           6,500       112,125
--------------------------------------------------------------
Metrocall, Inc.(d)                        35,000       118,125
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Canada)(d)                             12,000       127,500
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(d)                                     4,000       214,250
--------------------------------------------------------------
Nextel Communications, Inc., Series
  E $111.25 PIK Pfd.                       1,500     1,522,500
--------------------------------------------------------------
Powertel, Inc.(d)                          7,000       257,250
--------------------------------------------------------------
                                                     2,351,750
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.11%

Call-Net Enterprises, Inc.
  (Canada)(d)                             15,000        67,500
--------------------------------------------------------------
Convergent Communications, Inc.(d)        10,000       160,000
--------------------------------------------------------------
Convergent Communications, Wts.,
  expiring 04/01/08(d)                     1,200        25,514
--------------------------------------------------------------
Destia Communications, Inc.(d)             9,000        95,344
--------------------------------------------------------------
Interamericas Communications(d)           50,000       512,500
--------------------------------------------------------------
Long Distance International, Wts.,
  expiring 04/13/08(d)                       670         1,675
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(d)                                  6,000        96,750
--------------------------------------------------------------
Viatel, Inc.(d)                            7,765       287,305
--------------------------------------------------------------
                                                     1,246,588
--------------------------------------------------------------

TELEPHONE-0.61%

GST Telecommunications, Inc.(d)            8,000       120,000
--------------------------------------------------------------
ICG Communications, Inc.(d)                5,300       119,913
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
TELEPHONE-(CONTINUED)

Intermedia Communications, Inc.(d)         4,500   $   124,031
--------------------------------------------------------------
                                                       363,944
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,665,961)                                    4,799,094
--------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-3.09%(e)

SBC Warburg Dillon Read, Inc.,
  5.13%, 08/02/99 (Cost
  $1,828,705)(f)                     $ 1,828,705   $ 1,828,705
--------------------------------------------------------------
TOTAL INVESTMENTS-97.09%                            57,406,269
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.91%                  1,718,636
--------------------------------------------------------------
NET ASSETS-100.00%                                 $59,124,905
==============================================================

Investment Abbreviations:

Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 07/31/99 was $1,749,891 which represented 2.96% of the Fund's net assets.
(c) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Non-income producing security.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 07/30/99 with a maturing value of $500,213,750. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $56,050,006)                            $   57,406,269
--------------------------------------------------------
Receivables for:
  Fund shares sold                               879,649
--------------------------------------------------------
  Investment sold                              3,034,036
--------------------------------------------------------
  Interest and dividends                       1,157,426
--------------------------------------------------------
Investments for deferred compensation
  plan                                             2,449
--------------------------------------------------------
Other assets                                      51,811
--------------------------------------------------------
    Total assets                              62,531,640
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                         2,894,450
--------------------------------------------------------
  Fund shares redeemed                           298,558
--------------------------------------------------------
  Deferred compensation                            2,449
--------------------------------------------------------
  Dividends                                      169,289
--------------------------------------------------------
Accrued distribution fees                         26,175
--------------------------------------------------------
Accrued transfer agent fees                        1,255
--------------------------------------------------------
Accrued custodian fees                             1,667
--------------------------------------------------------
Accrued trustees fees                                667
--------------------------------------------------------
Accrued administrative service fees                8,356
--------------------------------------------------------
Accrued operating expenses                         3,869
--------------------------------------------------------
    Total liabilities                          3,406,735
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $   59,124,905
--------------------------------------------------------

NET ASSETS:

Class A                                   $   34,991,606
========================================================
Class B                                   $   20,994,372
========================================================
Class C                                   $    3,138,927
========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        3,110,524
========================================================
Class B                                        1,869,356
========================================================
Class C                                          279,728
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        11.25
========================================================
  Offering price per share:
    (Net asset value of $11.25/ 95.25%)   $        11.81
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        11.23
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        11.22
========================================================

STATEMENT OF OPERATIONS

For the period September 30, 1998 (date operations commenced) through July 31, 1999

INVESTMENT INCOME:

Interest                                    $ 2,498,346
-------------------------------------------------------
Dividends                                         7,952
-------------------------------------------------------
    Total investment income                   2,506,298
-------------------------------------------------------
EXPENSES:
Advisory fees                                   146,069
-------------------------------------------------------
Administrative services fees                     64,643
-------------------------------------------------------
Custodian fees                                    9,788
-------------------------------------------------------
Transfer agent fees-Class A                       8,955
-------------------------------------------------------
Transfer agent fees-Class B                       3,029
-------------------------------------------------------
Transfer agent fees-Class C                         519
-------------------------------------------------------
Trustees' fees                                    6,714
-------------------------------------------------------
Distribution fees-Class A                        43,292
-------------------------------------------------------
Distribution fees-Class B                        52,186
-------------------------------------------------------
Distribution fees-Class C                         8,358
-------------------------------------------------------
Other                                            70,584
-------------------------------------------------------
    Total expenses                              414,137
-------------------------------------------------------
Less: Fee waivers                              (135,584)
-------------------------------------------------------
    Expenses paid indirectly                     (3,313)
-------------------------------------------------------
    Net expenses                                275,240
-------------------------------------------------------
Net investment income                         2,231,058
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  1,689,995
-------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                       1,356,263
-------------------------------------------------------
      Net gain from investment securities     3,046,258
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 5,277,316
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period September 30, 1998 (date operations commenced) through July 31, 1999

OPERATIONS:

  Net investment income                                         $    2,231,058
------------------------------------------------------------------------------
  Net realized gain from investment securities                       1,689,995
------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                       1,356,263
------------------------------------------------------------------------------
    Net increase in net assets resulting from operations             5,277,316
------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (1,710,595)
------------------------------------------------------------------------------
  Class B                                                             (446,277)
------------------------------------------------------------------------------
  Class C                                                              (70,876)
------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                              (22,467)
------------------------------------------------------------------------------
  Class B                                                                 (421)
------------------------------------------------------------------------------
  Class C                                                                  (64)
------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           32,499,124
------------------------------------------------------------------------------
  Class B                                                           20,530,581
------------------------------------------------------------------------------
  Class C                                                            3,068,584
------------------------------------------------------------------------------
    Net increase in net assets                                      59,124,905
------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                       --
------------------------------------------------------------------------------
  End of period                                                 $   59,124,905
==============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $   56,080,847
------------------------------------------------------------------------------
  Undistributed investment income                                       20,746
------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         1,667,049
------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                   1,356,263
------------------------------------------------------------------------------
                                                                $   59,124,905
==============================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The Fund commenced operations on September 30, 1998. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher-rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than are higher-grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National

      Market System are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and
      (iii) securities reported in the NASDAQ National Market System, are valued at the last bid price obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On July 31, 1999, undistributed net investment income was increased by $17,436, undistributed net realized gains increased by $6 and paid-in-capital decreased by $17,442 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.50% of the Fund's average daily net assets in excess of $1 billion. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM waived advisory fees in the amount of $135,584.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM was paid $64,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Fund paid AFS $7,750 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $43,292, $52,186 and $8,358, respectively, as compensation under the Plans.
  During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Fund paid legal fees of $1,967 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  AIM Distributors received commissions of $61,541 from sales of the Class A shares of the Fund during the period September 30, 1998 (date operations commenced) through July 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM Distributors received $111 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $246 and $3,067, respectively, under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,313 during the period September 30, 1998 (date operations commenced) through July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period ended July 31,

1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period September 30, 1998 (date operations commenced) through July 31, 1999 was $112,136,400 and $59,967,805, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $2,010,805
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (654,542)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $1,356,263
============================================================
Investments had the same cost for tax and financial
  statement purposes.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period September 30, 1998 (date operations commenced) through July 31, 1999 were as follows:

                                                SHARES       AMOUNT
                                               ---------   -----------
Sold:
  Class A                                      3,879,343   $40,951,231
----------------------------------------------------------------------
  Class B*                                     2,156,519    23,713,819
----------------------------------------------------------------------
  Class C*                                       322,660     3,551,731
----------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                         99,704     1,082,276
----------------------------------------------------------------------
  Class B*                                        23,551       261,935
----------------------------------------------------------------------
  Class C*                                         3,953        43,955
----------------------------------------------------------------------
Reacquired:
  Class A                                       (868,523)   (9,534,383)
----------------------------------------------------------------------
  Class B*                                      (310,714)   (3,445,173)
----------------------------------------------------------------------
  Class C*                                       (46,885)     (527,102)
----------------------------------------------------------------------
                                               5,259,608   $56,098,289
======================================================================

*Class B and Class C shares commenced sales on November 20, 1998 .

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the period September 30, 1998 (date operations commenced) to July 31, 1999, and for a share of Class B and Class C outstanding during the period November 20, 1998 (date sales commenced) to July 31, 1999.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Net asset value, beginning of period                          $ 10.00     $ 10.59     $ 10.59
------------------------------------------------------------  -------     -------     -------
Income from investment operations:
  Net investment income                                          0.90        0.68        0.68
------------------------------------------------------------  -------     -------     -------
  Net gains on securities (both realized and unrealized)         1.26        0.65        0.64
------------------------------------------------------------  -------     -------     -------
    Total from investment operations                             2.16        1.33        1.32
------------------------------------------------------------  -------     -------     -------
Less distributions:
  Dividends from net investment income                          (0.90)      (0.68)      (0.68)
------------------------------------------------------------  -------     -------     -------
  Distributions from net realized gains                         (0.01)      (0.01)      (0.01)
------------------------------------------------------------  -------     -------     -------
    Total distributions                                         (0.91)      (0.69)      (0.69)
------------------------------------------------------------  -------     -------     -------
Net asset value, end of period                                $ 11.25     $ 11.23     $ 11.22
============================================================  =======     =======     =======
Total return(a)                                                 22.39%      13.03%      12.93%
============================================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,992     $20,994     $ 3,139
============================================================  =======     =======     =======
Ratio of expenses to average net assets(b)
  Including waivers and reimbursement                            1.00%       1.75%       1.75%
============================================================  =======     =======     =======
  Excluding waivers and reimbursement                            1.58%       2.33%       2.33%
============================================================  =======     =======     =======
Ratio of net investment income to average net assets(b)(c)       9.74%(d)    8.99%(d)    8.99%(d)
============================================================  =======     =======     =======
Portfolio turnover rate                                           223%        223%        223%
============================================================  =======     =======     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $20,791,446, $7,499,236 and $1,201,066, for Class A, Class B and Class C shares, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 9.14% (annualized), 8.39% (annualized) and 8.39% (annualized) for Class A, Class B and Class C shares, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Investment Securities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund II (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations, changes in net assets, and financial highlights for the period September 30, 1998 (date operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II as of July 31, 1999, the results of its operations, changes in its net assets, and financial highlights for the period September 30, 1998 (date operations commenced) through July 31, 1999, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       September 3, 1999
                       Houston, Texas

BOARD OF TRUSTEES                                    OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                     Charles T. Bauer                         11 Greenway Plaza
Chairman                                             Chairman                                 Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                     Robert H. Graham
Bruce L. Crockett                                    President                                INVESTMENT ADVISOR
Director
ACE Limited;                                         Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                    Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                   Gary T. Crum                             Houston, TX 77046
                                                     Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                             Dana R. Sutton
Cortland Trust Inc.                                  Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                                   Melville B. Cox                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                 Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and             Karen Dunn Kelley
President, Mercantile Bankshares                     Vice President                           State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                          Mary J. Benson                           Boston, MA 02110
Chief Executive Officer                              Assistant Vice President and
Texana Global, Inc.;                                 Assistant Treasurer                      COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                 Sheri Morris                             Ballard Spahr
                                                     Assistant Vice President                 Andrews & Ingersoll, LLP
Carl Frischling                                      and Assistant Treasurer                  1735 Market Street
Partner                                                                                       Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP                Renee A. Friedli
                                                     Assistant Secretary                      COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer                P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                          Assistant Secretary                      919 Third Avenue
                                                                                              New York, NY 10022
Prema Mathai-Davis                                   Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.,         Assistant Secretary                      DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors      Nancy L. Martin                          A I M Distributors, Inc.
                                                     Assistant Secretary                      11 Greenway Plaza
Lewis F. Pennock                                                                              Suite 100
Attorney                                             Ofelia M. Mayo                           Houston, TX 77046
                                                     Assistant Secretary
Louis S. Sklar                                                                                AUDITORS
Executive Vice President                             Lisa A. Moss
Hines Interests                                      Assistant Secretary                      KPMG LLP
Limited Partnership                                                                           700 Louisiana
                                                     Kathleen J. Pflueger                     Houston, TX 77002
                                                     Assistant Secretary

                                                     Samuel D. Sirko
                                                     Assistant Secretary

                                                     Stephen I. Winer
                                                     Assistant Secretary

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund (1)           AIM Money Market Fund                   leadership in the mutual-fund industry since 1976
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                and managed approximately $121 billion in assets
AIM Capital Development Fund                                                     for more than 6.3 million shareholders, including
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS              individual investors, corporate clients and
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund    financial institutions, as of June 30, 1999.
AIM Large Cap Growth Fund                AIM Asian Growth Fund                       The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund             is distributed nationwide, and AIM today is the
AIM Select Growth Fund                   AIM Euroland Growth Fund (A)            10th-largest mutual-fund complex in the United
AIM Small Cap Growth Fund                AIM European Development Fund           States in assets under management, according to
AIM Small Cap Opportunities Fund         AIM International Equity Fund           Strategic Insight, an independent mutual-fund
AIM Value Fund                           AIM Japan Growth Fund                   monitor.
AIM Weingarten Fund                      AIM Latin American Growth Fund
                                         AIM New Pacific Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund                     GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                   GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund
AIM High Yield Fund II                   AIM Global Government Income Fund
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund           AIM Global Financial Services Fund
AIM Municipal Bond Fund                  AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund (B)
                                         AIM Global Trends Fund (C)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (B) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (C) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after October 20, 1999, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--